UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2024
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2024, the Board of Directors (the “Board”) of GATX Corporation (the “Company”) elected John M. Holmes as a director and assigned him to its Audit Committee, effective immediately. Mr. Holmes’s initial term as a director will expire at the 2024 annual meeting of the Company’s shareholders, at which time his continued Board service will be subject to renomination and shareholder approval. With the election of Mr. Holmes, the size of the Board is now 10 members.

The Board has determined that Mr. Holmes is independent under the applicable independence requirements of the New York Stock Exchange. There are no transactions in which Mr. Holmes has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, at this time.

The selection of Mr. Holmes was not pursuant to any arrangement or understanding between him and any other person. The Governance Committee of the Board recommended Mr. Holmes to the full Board as a nominee for election, and an internationally-recognized third-party search firm engaged by the Governance Committee provided assistance in identifying him as a potential Board candidate.

Mr. Holmes will participate in the Company’s standard non-employee director compensation arrangements described in the section entitled “Director Compensation” in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 17, 2023.

Item 7.01. Regulation FD Disclosure.
On January 26, 2024, the Company issued a press release announcing the director election described above under Item 5.02. Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release of GATX Corporation dated January 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
January 26, 2024